Exhibit 32

Certification of the Company’s Chief Executive Officer and Chief Financial Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Pursuant to 18 U.S.C. § 1350, the undersigned officers of Continental Resources, Inc. (the “Company”), hereby certify that the Company’s Report on Form 10-Q for the quarterly period ended March 31, 2009 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HAROLD HAMM	/s/ JOHN D. HART
Harold Hamm	John D. Hart
President and Chief Executive Officer	Vice President, Chief Financial Officer and Treasurer
May 8, 2009	May 8, 2009